Exhibit 99.1

Acadia Realty Trust

(914) 288-8100

Acadia Realty Trust Names David Buell as its Next Chief Accounting Officer

RYE, NY (December 19, 2025) – Acadia Realty Trust (NYSE:AKR) (“Acadia” or the “Company”) today announced that David Buell will join the Company in January 2026 as its new Chief Accounting Officer succeeding Richard Hartmann.

Mr. Buell brings more than 15 years of experience from another publicly traded real estate investment trust, where he held several leadership positions, including Chief Accounting Officer. Prior to this, Mr. Buell was a Senior Manager in KPMG’s audit practice, serving clients across multiple industries with a focus on real estate. He is a certified public accountant and holds a Bachelor of Science in Accounting and Finance from Indiana University.

Mr. Hartmann, who has been with Acadia Realty Trust since 1997 and has served as Chief Accounting Officer since 2012, will remain with the Company to support the transition and will assume a new role as Senior Vice President, Strategic Initiatives.

About Acadia Realty Trust

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia owns and operates a high-quality core real estate portfolio of street and open-air retail properties in the nation's most dynamic retail corridors (“REIT Portfolio”), along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

The Company uses, and intends to use, the Investors page of its website, which can be found at https://www.acadiarealty.com/investors, as a means of disclosing material nonpublic information and of complying with its disclosure obligations under Regulation FD, including, without limitation, through the posting of investor presentations and certain portfolio updates. Additionally, the Company also uses its LinkedIn profile to communicate with its investors and the public. Accordingly, investors are encouraged to monitor the Investors page of the

Company's website and its LinkedIn profile, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

Safe Harbor Statement

Certain statements in this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by the use of words, such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project,” or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results and financial performance to be materially different from future results and financial performance expressed or implied by such forward-looking statements, including, but not limited to: (i) macroeconomic conditions, including due to geopolitical instability and global trade disruptions, which may lead to a disruption of or lack of access to the capital markets and other sources of funding, and rising inflation; (ii) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (including the potential acquisitions discussed in this press release); (iii) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, including the impact of recently announced tariffs on our tenants and their customers, and their effect on the Company’s and our tenants' revenues, earnings and funding sources; (iv) increases in the Company’s borrowing costs as a result of rising inflation, changes in interest rates and other factors; (v) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (vi) the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (vii) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (viii) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (ix) the Company’s potential liability for environmental matters; (x) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xi) the economic, political and social impact of, and uncertainty surrounding, any public health crisis; (xii) uninsured losses; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches, including increased cybersecurity risks relating to the use of remote technology; (xv) the loss of key executives; and (xvi) the accuracy of the Company’s methodologies and estimates regarding corporate responsibility metrics, goals and targets, tenant willingness and ability to collaborate towards reporting such metrics and meeting such goals and targets, and the impact of governmental regulation on our corporate responsibility efforts.

The factors described above are not exhaustive and additional factors could adversely affect the Company’s future results and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic or current reports the Company files with the SEC. Any forward-looking statements in this press release speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any changes in the Company’s expectations with regard thereto or changes in the events, conditions or circumstances on which such forward-looking statements are based.